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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                  of a trustee Pursuant to Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                 New York
     (Jurisdiction of incorporation or                    13-4941093
               organization                         (I.R.S. employer
       if not a U.S. national bank)              identification no.)

             Wall Street Plaza
               88 Pine Street
             New York, New York                                10005
  (Address of principal executive offices)                (Zip code)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                                Wall Street Plaza
                    88 Pine Street, New York, New York 10005
                                 (212) 701-7602
            (Name, address and telephone number of agent for service)

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                       COMCAST CABLE COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)

                 Delaware
      (State or other jurisdiction of                              23-217555
       incorporation or organization                        (I.R.S. employer
                  number)                                    identification)

                            1105 North Market Street
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)

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     Senior Debt Securities and Warrants to Purchase Senior Debt Securities
                       (Title of the indenture securities)

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Item 1.        General Information.

               Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                              Federal Reserve Bank of New York
                              33 Liberty Street, New York N.Y. 10045

                              State of New York Banking Department
                              2 Rector Street, New York, N.Y. 10006

          (b) Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

Item 2.        Affiliations with the Obligor.

               If the obligor is an affiliate of the trustee, describe each such affiliation.

                    The obligor is not an affiliate of the trustee.

Item 16.       List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

Exhibit 1 -   Copy of Organization Certificate of Bank of Montreal Trust
              Company to transact business and exercise corporate trust powers;
              incorporated herein by reference as Exhibit "A" filed with Form
              T-1 Statement, Registration No. 33-46118.

Exhibit 4 -   Copy of the existing By-Laws of Bank of Montreal Trust
              Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

Exhibit 6 -   The consent of the Trustee required by Section 321(b) of the
              Act; incorporated herein by reference as Exhibit "C" with Form T-1
              Statement, Registration No. 33-46118.

Exhibit 7 -   A copy of the latest report of condition of Bank of Montreal
              Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit
              "D".

                                    SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26TH day of October , 1998.

                         BANK OF MONTREAL TRUST COMPANY

                                   By:    /s/ Amy S. Roberts
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                                           Amy S. Roberts
                                            Vice President

                                                                     EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
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ASSETS


Due From Banks                                $       677,400
                                              ---------------
Investment Securities:
   State and Municipal                             16,513,582
   Other                                                  100
                                              ---------------
       Total Securities                            16,513,682
Loans and Advances
   Federal Funds Sold                               20,900,00
   Overdrafts                                          12,169
                                              ---------------
       Total Loans and Advances                    20,912,169
Investment in Harris Trust, NY                      8,725,608
Premises and Equipment                                475,614
Other Assets                                        2,636,845
                                              ---------------
       TOTAL ASSETS                           $    49,941,318
                                              ===============
LIABILITIES

Trust Deposits                                      8,191,549
Other Liabilities                                  16,944,443

                                              ---------------
       TOTAL LIABILITIES                           25,135,992
CAPITAL ACCOUNTS
Capital Stock, Authorized, Issued and
   Fully Paid - 10,000 Shares of $100 Each          1,000,000
Surplus                                             4,222,188
Retained Earnings                                  19,605,350
Equity - Municipal Gain/Loss                          (22,212)
                                              ---------------
       TOTAL CAPITAL ACCOUNTS                      24,805,326
                                              ---------------
       TOTAL LIABILITIES
       AND CAPITAL ACCOUNTS                   $    49,941,318
                                              ===============



     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               Mark F. McLaughlin
                                  June 30, 1998

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                               Sanjiv Tandon
                               Kevin O. Healy
                               Steven R. Rothbloom